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                                                                  EXHIBIT 10.9

                                COREL CORPORATION
                           2006 EQUITY INCENTIVE PLAN

             EQUITY INCENTIVE PLAN OPTION AGREEMENT AND CONFIRMATION

[NAME OF EMPLOYEE]
(the "Participant")

                  Pursuant to the Corel Corporation 2006 Equity Incentive Plan (the "Plan") effective , 2006 and in consideration of services provided to Corel Corporation (the "Company") or an Affiliate by the Participant, the Company hereby grants to the Participant an Option to acquire ____________ Common Shares of Corel Corporation at an exercise price of $_________ per Common Share.

                  All capitalized terms not defined in this agreement have the meaning set out in this Plan.

                  Subject to earlier expiry in accordance with this Plan, the Option shall cease to be exercisable and shall expire on ________________, _______. The Option will vest and become exercisable as follows:

      (a) as to 25%, at any time during the term of such Option from and after the first anniversary of the date of grant of the Option; and

      (b) as to an additional 0.0625%, at any time during the term of such Option from and after each of the twelve quarters following the end of the first anniversary of the date of grant of the Option.

                  The Company and the Participant understand and agree that the granting and exercise of this Option and the issue of Common Shares are subject to the terms and conditions of this Plan, all of which are incorporated into and form a part of this agreement.

                  [FOR U.S. PARTICIPANTS ONLY] [This Option [is/is not] intended to qualify as an Incentive Stock Option.]


                  DATED ______________, _______.


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                                      COREL CORPORATION

                                          By:
                                               ----------------------------
                                               Name:
                                               Title:



                  I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this agreement or acquire any Option or Common Share by expectation of employment or continued employment with Corel Corporation or any Affiliate.

                                          By:
                                               ----------------------------
                                               Name: